UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

THE OLSTEIN
ALL CAP VALUE FUND
formerly named
The Olstein Financial Alert Fund

THE OLSTEIN
STRATEGIC OPPORTUNITIES FUND

SEMI-ANNUAL REPORT
DECEMBER 31, 2006

(OLSTEIN LOGO)

The Olstein Funds

                                    CONTENTS

         3          THE OLSTEIN ALL CAP VALUE FUND

        31          THE OLSTEIN STRATEGIC
                    OPPORTUNITIES FUND

        48          COMBINED NOTES TO
                    FINANCIAL STATEMENTS

        57          ADDITIONAL INFORMATION

                         THE OLSTEIN ALL CAP VALUE FUND

         4          LETTER TO SHAREHOLDERS

        17          EXPENSE EXAMPLE

        19          SCHEDULE OF INVESTMENTS

        24          STATEMENT OF ASSETS
                    AND LIABILITIES

        26          STATEMENT OF OPERATIONS

        27          STATEMENT OF CHANGES
                    IN NET ASSETS

        28          FINANCIAL HIGHLIGHTS

                         THE OLSTEIN ALL CAP VALUE FUND
                             Letter to Shareholders

                               DEAR SHAREHOLDERS:

We wish our shareholders a happy, healthy and prosperous 2007. Calendar 2006 started slowly, and the Fund was virtually flat at midyear. In the past six months and without asking anyone's permission, catalysts emerged throughout our portfolio, removing some stocks from the value purgatory. For example, in November of 2006, Phelps Dodge received a tender offer 30% above the previous day's closing price and approximately 160% above our initial purchase price in April 2005. While not necessarily typical, Phelps Dodge is an extreme but excellent illustration of our value investing philosophy, which seeks to identify when the price of a company's stock may not reflect the true value of its underlying business. Our investment approach constantly and systematically searches for significant gaps between our proprietary calculation of a company's intrinsic value and the constant fluctuating market price of its stock. Stock underperformance triggered by what we believe could be short-term factors triggers a detailed forensic look behind the numbers of a company's financial statements to determine sustainable free cash flow, expected growth rates and returns on invested capital in order to validate our initial impression of an undervalued security. Although it is our hope that the valuation gap will close within 24 months, we never know the exact timing of the change in crowd psychology. While market timing and predicting market movements have no role in our approach, markets should eventually correct themselves and price individual stocks fairly according to the sustainable free cash flow. When we buy a company at our required discount to its private market value, we expect that the market will eventually recognize its intrinsic value if our cash flow analysis is correct. Although we do not know when or how long it will take for value gaps to close, or if at all, our process requires us to have confidence in our valuations and infinite patience while waiting for the market to react to our estimate of intrinsic value.

                              TIMING OF A CATALYST

During my 40 years on Wall Street, I have never discovered how to assess the exact timing when the market (investment masses) would discount either the potential catalyst or strategic alternatives that we envision should eventually lift the stock from the proverbial "investment doghouse." However, we continue to believe that timing swings resulting from perception changes at different stages of development in the projected turnaround of an undervalued stock should average out over three to five-year periods. For this reason, we believe investors should look at rolling three to five-year periods to assess the long-term returns of our cash flow based inferential look behind the numbers investment methodology. Refer to the chart at the end of the letter, which illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995 (with dividends and capital gain distribution reinvested but no deduction of taxes on reinvested distribution. See "Details.")

Through December 31, 2006, the average annual return since the Fund's Class C share inception on September 21, 1995, is 15.5%; the ten-year average annual return is 14.8%; the five-year average annual return is 7.5%; and the one-year is 14.4% (13.4% assuming redemption at end of one-year period).

                     INVESTING IN CORPORATE TURNAROUNDS --
                    A DISTINCT CHALLENGE FOR VALUE INVESTORS

In our last shareholder letter, we discussed how emotional behavior and investor psychology often create opportunities for the value investor by lowering the stock prices of good companies below a reasonable estimate of that company's intrinsic value. In this letter, we tackle one of the most intriguing areas of stock selection for value investors -- Corporate Turnaround Situations.
Although turnaround situations may offer excellent investment opportunities and the ability to buy a good company at attractive prices, the prudent investor should be aware that such companies are significantly affected by negative psychology for longer periods than originally anticipated and could represent potential value traps. A corporate turnaround is usually defined as the recovery of a company's economic performance after an extended period of poor performance or decline.

While most industries and/or companies experience performance problems, many companies are not able to implement the changes needed to achieve a successful transformation that creates long-lasting shareholder value because of competitive, structural or financial changes in the environment in which they operate. Thus, it is imperative as value investors to look for specific financial, competitive and structural characteristics in a potential turnaround situation that signal that the problems are temporary, before making a decision to invest.

Even if one or more of the required financial, competitive and structural characteristics are in place, achieving the desired investment outcome requires commitment, discipline and patience to ride out intermittent periods of frustration and excitement (created by market reactions) as strategic alternatives designed to turn around the fortunes of the troubled company unfold. In a majority of cases, if we are correct, it can be 12-24 months or longer before the turnaround produces positive concrete results. Thus, an investor seeking to increase the chances of achieving one's objective by investing in a value portfolio (which usually includes a material amount of turnaround situations) needs to stay the course during the intermittent periods when many of the portfolio holdings are awaiting the strategic actions or catalysts to eliminate the negative clouds.

                    IMPORTANT TURNAROUND SUCCESS FACTORS --
                             WHAT OLSTEIN LOOKS FOR

When evaluating the investment potential of a company experiencing problems, we first consider if the company is well positioned to achieve the type of transformation that creates shareholder value (we define long-lasting shareholder value according to a company's ability to return sustainable free cash flow to shareholders) by analyzing the following company-specific factors:

VIABLE CORE BUSINESS: We determine whether or not the company has a viable core business combined with a source of sustainable competitive advantage that could enable it to thrive again. For many companies, decline occurs slowly over a prolonged period as its products, services or operating methods become less relevant to the market. Differentiating between companies with a viable core business struggling with temporary setbacks that can be addressed, and companies whose core business has experienced a serious decline with uncertain outcomes, is the first step we take to determine the realistic possibility of a turnaround.

HEALTHY BALANCE SHEET: Our analysis seeks to determine whether or not the company has a balance sheet healthy enough to withstand a rocky turnaround period. Companies embarking on a turnaround often undertake strategic actions that may have negative short-term implications. As we have written many times, the short-term focus of market participants, especially Wall Street analysts, usually penalizes (and heavily) such actions even if they may be in the company's best long-term interests. We seek to take advantage of these potential short-term misperceptions. Strengthening the company's balance sheet and cash position is the first order of business for a turnaround situation and can provide the company with valuable strategic options.

TRANSPARENT, CLEAN ACCOUNTING: Before we can properly value a company, we undertake an in-depth, forensic analysis of financial statements to determine if the company's accounting policies reflect the economic reality of the business; we assess the quality of the company's earnings; make accounting adjustments to eliminate management bias and identify positive or negative factors that may affect future cash flow. Our analysis incorporates several years leading up to the realization that a turnaround is needed. A thorough review of financial statements over the past three to five years can reveal if management has masked the scope and depth of the company's problems. During troubled times, it is extremely important to judge the quality of management by its commitment to the turnaround strategy, the conservatism and transparency of its financial reporting and how accurately and effectively it communicates the company's economic reality. If the company's financial statements, disclosures and related communications do not reflect reality or transparency, we will avoid the situation or expect a new management team to implement the turnaround.

STRONG FREE CASH FLOW: We must determine if the company's articulated turnaround strategy has the ability to generate (or greatly improve) free cash flow in the near future -- which we define as two years or less. Free cash flow is the lifeblood of a business, and this is especially true in turnaround situations. For troubled companies, we use scenario analysis to evaluate future free cash flow. Our analysis focuses on how a company's operations generate sustainable free cash flow; the level of investment required to right the company and eventually grow the business; and how much of cash is, or might be, available to investors as the company stabilizes and returns to normalized conditions. The ability of management to take control over the cash flow pipeline and make vital internal investment decisions often determines the ultimate success of the turnaround strategy.

UNDERSTANDING WHAT WENT WRONG: An important part of analyzing a turnaround situation as a potential investment is to understand what went wrong and the severity of the company's problems. We evaluate many factors that may have contributed to a company's decline, determine the severity of these factors and assess what corrective measures the turnaround plan must implement to successfully redefine the business. Examples of factors contributing to a decline include: weak top management; lack of management depth and expertise; a weak or uninvolved Board of Directors; a weak finance function; unrealistic or creative accounting practices; poor allocation of capital; insufficient financial resources or too much debt; insufficient operating controls; economic change creating headwinds for the business; social change; technological change; unrecognized changes in the competitive landscape; failure to keep pace with market trends; government regulatory constraints; a losing division or product line masking favorable results in other areas; overexpansion; an acquisition that does not fit; or the ineffective integration of a good acquisition.

IMPROVED MANAGEMENT AND DECISION-MAKING: In our Letter to Shareholders dated April 28, 2006, we discussed, at length how we judge the capabilities, decision-making skills, insight and leadership of a company's management team under the heading, "Why We Don't Talk to Management." We further explained our position that "we care very much about what management is doing rather than what management is saying -- since we believe management's business actions are far more important than management's business plans." These sentiments are never truer than for a company addressing its problems and embarking upon a turnaround. We determine if management has recognized the true extent of the company's problems and has identified solutions that are in the best interests of shareholders. A company that recognizes that senior management decision-making and controls may lie at the root of its problems and is willing to change management to get back on track is more likely to undergo the type of transformation that will create shareholder value.

                     TURNAROUND FAILURES AND VALUE TRAPS --
                              WHAT OLSTEIN AVOIDS

If during our analysis of a potential investment, we identify one of several factors we believe will severely diminish a company's chance for achieving a successful turnaround, we may decide that the risk/reward profile of the company is not suitable for the Fund, or we may determine that the situation is likely to result in a classic value trap. Specific situations we avoid include:

ACCOUNTING CHICANERY/POOR CORPORATE GOVERNANCE: The cornerstone of Olstein's research process is an exhaustive analysis of financial statements, footnotes, and other public disclosures and filings. If public filings and further company-specific research do not reveal a strong corporate governance structure and commitment to accounting conservatism, transparency and a willingness to portray the company's economic reality, we make the reasonable assumption that the company lacks the discipline and controls needed to achieve a successful turnaround. Factors that we consider when determining if a management is ineffective include: (1) management that contributed to the company's decline;
(2) a senior management team that repeatedly demonstrates poor decision-making and leadership skills; (3) management that lacks depth and the expertise needed to succeed in the company's market; and (4) a weak or uninvolved Board of Directors. I have found in my 40-year career on Wall Street that managements that are inconsistent, unwilling to judge their performance against previously stated objectives and are too focused on temporary fixes cannot serve as the appropriate catalyst for desperately needed changes that troubled companies need to initiate.

MULTIPLE TURNAROUND ATTEMPTS: Failed previous attempts to get a company back on track usually point to more serious problems that an investor should avoid, including: a poorly conceived strategy, the wrong management team, non-competitive products and services or lack of financial resources to implement meaningful change.

INSUFFICIENT FINANCIAL RESOURCES AND CONTROLS: Companies that do not have a strong balance sheet may not survive a rocky turnaround period intact. If a company lacks significant resources or does not exert proper control over existing resources through cash flow analysis and control, debt restructuring, working capital improvements, meaningful cost reduction efforts, appropriate profitability analysis and elimination of "creative accounting," it is likely to undermine its chances for turnaround success.

WEAK CORE PRODUCTS AND SERVICES: The corporate graveyard is full of companies that failed to recognize or respond to dramatic changes in the economic, competitive or technological landscape. As a company fails to adapt to changes in its external environment, its products and services become less relevant to the market, sparking the need for a turnaround. We avoid companies that we believe offer core products, pricing structures and distribution mechanisms that are not only out of sync with their competitive environment but apparently demonstrate a company in serious decline.

                             THE DECISION TO INVEST
                           IN A TURNAROUND SITUATION

Although the drivers of success for complex corporate turnarounds implemented over the past decade differ greatly, we have identified characteristics, which when present, may increase the odds of a successful company transformation and support investing in a particular turnaround situation. These include:

  1 Identification of realistic, achievable alternatives for correcting the company's course (alternatives that recognize the need to redefine business boundaries, business strategy, operational strategies, financial management strategies and/or organizational structure).

  2 A turnaround plan that prioritizes stable operations, appropriate investment in the business and a rapid return to normalized conditions.

  3 Capable, skilled current management team or the likely introduction of a new senior management team with specific turnaround skills.

  4 Stock price that is trading at a significant discount (40% or more) to our determination of the company's private market value.

Thus, before considering a turnaround situation as a potential investment, we need answers to the following questions:

  1 Are the strategic imperatives we have identified for getting the company back on track the same remedies identified by company management?

      Olstein's investment thesis for a turnaround situation is based on, among other factors, a company's ability to produce excess free cash flow under normalized conditions. The "art" of investing in turnarounds is to anticipate those scenarios for achieving a successful transformation and the expected time frame for achieving success (which we define as 24 months). Since our valuations are based on estimates of a company's future normalized excess free cash flow (which may include a growth rate), it is important that our valuation approach anticipates key elements of the company's turnaround plan.

  2 Do we agree with the strategic priorities outlined in the company's turnaround plano Are the strategic alternatives likely to improve the company's fortunes within 24 months?

      It is extremely important that company management has accurately identified and articulated the company's problems and has developed a reasonable game plan (which in our judgment has a 70% or higher probability of succeeding) for stabilizing the company and returning it to normalized conditions. The success of our investment thesis may hinge on the priorities outlined in the turnaround plan. Successful turnaround plans focus on measurable results, with a clear view on where the value lies within the company, and prioritize ways to unlock or deliver value.

  3 Has the existing management team demonstrated the capabilities, depth and skills to implement a successful turnaroundo Will replacing the senior management team "jump start" a successful turnaround process or introduce additional risks?

      We expect the management team leading the turnaround to develop a clear strategy, with non-negotiable goals (financial and operational) and incentives to reinforce reaching those goals. As investors, we look for a management team that will implement a focused turnaround strategy; choose the right players for the job; make thoughtful investments in the business; communicate frequently and effectively with shareholders; and push for the turnaround to be completed within two years.

      While changing management is often a key component for successful turnarounds (as judged by improved company operations and improved stock price), we may decide to invest in a turnaround situation with the current management team in place if we believe the balance sheet has enough liquidity to withstand a period of negative cash flow; and the turnaround strategy can reverse negative cash flow within 24 months.

  4 Corporate turnarounds unfold in stages, where the success or failure of one stage may accelerate or slow the process resulting in a more rapid or much slower (and more expensive) transformation of the company. How are these considerations accounted for in the development of the investment thesis for a turnaround?

      To mitigate the possible erosion of returns expected from specific investments due to the unpredictable time frame of a turnaround, we seek to identify situations where the deviation between the current market price of the company's stock and our calculation of private market value is large enough to provide an adequate margin of safety. When buying stock in turnaround situations, our required discount is 40% or more of our estimation of the company's private market value.

BAXTER INTERNATIONAL: It may be more helpful to demonstrate our approach to investing in turnaround situations by reviewing the history of one of the Fund's current holdings, Baxter International, which the Fund began buying in 2003 at 40-50% discounts to the current price. With sales of $8.1 billion in 2002, Baxter was a leading player with the number 1 market share position in three primary businesses: blood therapies, renal dialysis and medication delivery. Beginning in March 2002, Baxter's stock price began to decline from a high of $60 per share to a low of approximately $19 per share in late March 2003. Prior to this decline, the stock had increased steadily in price from approximately $30 per share in April of 2000.

Our initial analysis identified an opportunity to buy a good company at a favorable price. Almost 80% of the company's revenues came from products that were market share leaders, and the company had a broad range of products and a relatively large stream of recurring revenues from its consumable and disposable products. The company was continuing to spend on research and development and had promising products in their pipeline, including Advate, a drug used to treat hemophilia (the only plasma drug made without human or animal plasma proteins, thereby eliminating the risk of infections and viruses).

After two years of solid results, the company's performance took a turn for the worse, beginning in the second quarter of 2002. The decline was attributed to heightened competition, increased supply and pricing pressures in two of its key markets. Our analysis revealed deeper problems that were primarily the result of the CEO's attempt to transform Baxter into a higher-growth, higher-margin company through serial acquisitions of biotech and vaccine technologies; a renal dialysis product; and service businesses, critical care drugs and drug packaging businesses. Baxter's failed diversification efforts resulted in increased debt levels, a cost structure out of line with its revenue growth rate and poor control of cash flow, all of which ultimately undermined management's credibility with investors.

We began buying stock in Baxter in June 2003 at an initial price of $25.44 per share and over the next six months accumulated over 1 million shares of the company's common stock at an average cost of $26.28 per share. Although we believed the company needed to implement a drastic turnaround, we did not believe that current management could transform the company. We felt that our average cost, which represented a 40% discount to our determination of the company's private market value, afforded a "margin of safety" until management was replaced.

The catalyst that prompted implementation of a turnaround was the April 2004 hiring of a new CEO, Robert Parkinson, a twenty-five year veteran from Abbott Laboratories and most recently the dean of Loyola University Chicago's School of Business Administration. In his first presentation to investors, Parkinson detailed his agenda as restoring investor credibility; setting realistic and achievable financial objectives; improving the quality of Baxter's products and processes; and establishing a rational growth strategy.

In the two and a half years, since taking over as CEO, Mr. Parkinson has pursued a back-to-basics strategy, focusing on generating free cash flow, selling off underperforming businesses, reducing debt from over $4.5 billion to about $2.5 billion and focusing on an upgraded product mix, which includes new medicines, and redirecting the company's promotional focus. As of January 31, 2007, Baxter's stock is approximately $49.00 a share. Although, we continue to own Baxter in the portfolio, we have reduced our commitment as the stock price has appreciated closer to our current estimate of intrinsic value. We continually adjust intrinsic values based on our new estimates of future excess cash flow as the future financial results are reported. It is important to note that the above example is meant to provide an illustration, but the investment results realized by the Fund are not necessarily representative of the returns experienced on every stock we buy for the portfolio.

                            THE CURRENT ENVIRONMENT

Our philosophy is based on building a portfolio from the bottom up by analyzing individual companies and not reacting to overall stock market prognostications. When market psychology goes to extremes, we react by paying attention to our values, which can result in our selling stocks that exceed our updated private market values (based on excess cash flow) and buying stocks when prices fall materially from our updated calculation of intrinsic value. Although, we do not react to future market prognostication, we always measure aggregate valuations of the stock market to determine whether or not extremes exist, in order to set price strategies when accumulating or selling stocks in our portfolio. In 2007, the S&P 500 companies are estimated to earn $95.00 a share, the S&P Index is currently at 1438, which results in a current price-earnings ratio of 15 times earnings. In addition to historically low price-earnings ratios for the S&P 500 Index (15 times estimated 2007 earnings for the S&P 500 Index companies) there are large amounts of liquidity on corporate balance sheets and large war chests in private equity funds that produced $3.8 trillion worth of mergers in 2006.
We expect the merger and acquisition frenzy to continue in 2007. Funds received by shareholders of acquisition targets are available to be reinvested in equities (currently $2.4 trillion in money market funds). Acquisitions over the past few years have generally been strategic as opposed to serial, and the buyers have been prudent and restrained. Acquisition prices have been based on a company's ability to produce future excess cash flow. It is our opinion that we are in a market that is paying very careful attention to valuations based on excess cash flow, and we believe that our excess cash flow-based valuation methodology has an advantage in this type of environment.

Earlier in the letter, we discussed our process for evaluating turnarounds. We are not neophytes to the process. In addition to Baxter, examples of the Fund's investment in turnaround situations that worked out over the last several years include J.C. Penney, McDonald's, Jo-Ann Stores, Disney and Office Depot. On the other hand, Interpublic represented an example of our frustration getting the better of us (I know we warned you not to get frustrated) and resulted in the Fund jumping ship right before the turnaround occurred. While past performance is no guarantee of future results, our past net favorable experience in dealing with turnaround companies has battle tested the Fund's management and resulted in our decision to launch a Fund focusing on turnarounds and activist investing. Eric Heyman, my co-portfolio Manager of the new Olstein Strategic Opportunities Fund, will briefly describe our recently launched Fund on the following pages.

Wishing everyone a Happy and Healthy New Year. We appreciate your trust. We continue to invest alongside our shareholders.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund's Class C share at the Olstein All Cap Value Fund's inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions. See "Details.")

                  VALUE OF SHARES OWNED                   VALUE OF SHARES OWNED
                  IF INITIAL INVESTMENT                   IF INITIAL INVESTMENT
     DATE              WAS $10,000           DATE              WAS $10,000
   --------       ---------------------    --------       ---------------------
    9/21/95              $10,000            6/30/01              $36,192
    9/30/95               10,010            9/30/01               28,213
   12/31/95               10,261           12/31/01               35,340
    3/31/96               10,882            3/31/02               38,259
    6/30/96               11,462            6/30/02               33,797
    9/30/96               11,713            9/30/02               25,870
   12/31/96               12,760           12/31/02               28,529
    3/31/97               13,327            3/31/03               26,226
    6/30/97               14,602            6/30/03               31,448
    9/30/97               17,250            9/30/03               33,797
   12/31/97               17,205           12/31/03               38,853
    3/31/98               19,851            3/31/04               40,870
    6/30/98               18,468            6/30/04               41,297
    9/30/98               15,499            9/30/04               39,043
   12/31/98               19,788           12/31/04               43,146
    3/31/99               20,717            3/31/05               42,640
    6/30/99               25,365            6/30/05               42,302
    9/30/99               23,675            9/30/05               43,749
   12/31/99               26,692           12/31/05               44,350
    3/31/00               28,170            3/31/06               46,566
    6/30/00               28,899            6/30/06               44,241
    9/30/00               30,596            9/30/06               46,836
   12/31/00               30,142           12/31/06               50,755
    3/31/01               30,207

DETAILS

The performance data quoted represent past performance, which is not a guarantee of future results. The above chart pertains to the Olstein All Cap Value Fund's Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund's Class C average annual return for the ten-year, five-year and one-year periods ended 12/31/06, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund's maximum CDSC during the one-year period, was 14.81%, 7.51% and 13.44%, respectively. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value.

For a complete listing of the Olstein All Cap Value Fund's portfolio holdings, please see the Schedule of Investments starting on page 19. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund's investment philosophy. Do not make investments based on the securities referenced above.

The S&P 500(R) Index is an unmanaged index created by Standard & Poor's Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general. The S&P 500(R) Index is not an investment product available for purchase.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund's website at www.olsteinfunds.com.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
              EXPENSE EXAMPLE AS OF DECEMBER 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

ACTUAL EXPENSES The following table provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               Beginning         Ending         Expenses Paid
                             Account Value    Account Value  During Period*<F1>
                                 7/1/06         12/31/06      7/1/06 - 12/31/06
                             -------------    -------------  ------------------
Actual
   Class C                     $1,000.00        $1,147.20          $11.91
   Adviser Class                1,000.00         1,151.20            7.86

Hypothetical (5% annual
  return before expenses)
   Class C                     $1,000.00        $1,014.12          $11.17
   Adviser Class                1,000.00         1,017.90            7.37

*<F1> Expenses are equal to the Fund's annualized expense ratio of 2.20% and 1.45% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

         ALLOCATION OF PORTFOLIO ASSETS AS A PERCENTAGE OF INVESTMENTS
                               DECEMBER 31, 2006

                    Common Stocks                     88.10%
                    Short-Term Investments            11.90%

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
          SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006 (Unaudited)

                                                       SHARES            VALUE
                                                       ------            -----
COMMON STOCKS - 88.1%

BEVERAGES - 1.9%
Molson Coors Brewing Company - Class B                430,900      $32,937,996

BIOTECHNOLOGY - 0.8%
Invitrogen Corporation (a)<F2>                        229,800       13,004,382

BUSINESS SERVICES - 0.0%
Hewitt Associates, Inc. - Class A (a)<F2>               5,100          131,325

CAPITAL MARKETS - 3.9%
Cowen Group, Inc. (a)<F2>                              45,600          964,440
Janus Capital Group Inc.                            1,206,400       26,046,176
Merrill Lynch & Co., Inc.                              47,700        4,440,870
Morgan Stanley                                        141,700       11,538,631
Waddell & Reed Financial, Inc. - Class A              886,500       24,254,640
                                                                --------------
                                                                    67,244,757
                                                                --------------

CASINO & GAMING - 3.2%
Boyd Gaming Corporation                               693,200       31,408,892
Scientific Games Corporation - Class A (a)<F2>        773,920       23,395,602
                                                                --------------
                                                                    54,804,494
                                                                --------------

COMMERCIAL BANKS - 1.5%
Bank of America Corporation                           488,000       26,054,320

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Avery Dennison Corporation                            222,100       15,087,253
Pitney Bowes Inc.                                     423,800       19,575,322
                                                                --------------
                                                                    34,662,575
                                                                --------------

COMMUNICATIONS EQUIPMENT - 2.9%
3Com Corporation (a)<F2>                            4,066,800       16,714,548
Cisco Systems, Inc. (a)<F2>                         1,111,300       30,371,829
CommScope, Inc. (a)<F2>                               117,600        3,584,448
                                                                --------------
                                                                    50,670,825
                                                                --------------

COMPUTERS & PERIPHERALS - 5.7%
Adaptec, Inc. (a)<F2>                               4,702,000       21,911,320
Apple Computer, Inc. (a)<F2>                          414,900       35,200,116
Hewlett-Packard Company                               431,400       17,769,366
Intermec, Inc. (a)<F2>                                965,100       23,422,977
                                                                --------------
                                                                    98,303,779
                                                                --------------

CONSTRUCTION & ENGINEERING - 2.5%
Quanta Services, Inc. (a)<F2>                       2,190,000       43,077,300

CONSUMER FINANCE - 2.5%
American Express Company                              355,500       21,568,185
Capital One Financial Corporation                     289,100       22,208,662
                                                                --------------
                                                                    43,776,847
                                                                --------------

DIVERSIFIED FINANCIAL SERVICES - 0.5%
Citigroup Inc.                                        157,500        8,772,750

ELECTRICAL EQUIPMENT - 1.3%
Energy Conversion Devices, Inc. (a)<F2>               634,600       21,563,708

ENERGY EQUIPMENT & SERVICES - 3.2%
Helix Energy Solutions Group Inc. (a)<F2>             868,300       27,238,571
Newpark Resources, Inc. (a)<F2>                     3,932,900       28,356,209
                                                                --------------
                                                                    55,594,780
                                                                --------------

FOOD & STAPLES RETAILING - 1.4%
Nash Finch Company (b)<F3>                            856,100       23,371,530

FOOD PRODUCTS - 1.4%
Del Monte Foods Company                             2,259,700       24,924,491

HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Baxter International Inc.                             297,900       13,819,581

HOUSEHOLD DURABLES - 1.5%
Blount International, Inc. (a)<F2>                  1,935,200       26,047,792

INDUSTRIAL CONGLOMERATES - 5.4%
3M Co.                                                303,500       23,651,755
Tyco International Ltd. (c)<F4>                     2,280,900       69,339,360
                                                                --------------
                                                                    92,991,115
                                                                --------------

INSURANCE - 8.0%
American International Group, Inc.                    608,300       43,590,778
Genworth Financial Inc. - Class A                     345,500       11,819,555
Marsh & McLennan Companies, Inc.                    1,417,000       43,445,220
XL Capital Ltd. - Class A (c)<F4>                     535,200       38,545,104
                                                                --------------
                                                                   137,400,657
                                                                --------------

INTERNET SOFTWARE & SERVICES - 0.3%
Digital River, Inc. (a)<F2>                           105,700        5,897,003

LEISURE EQUIPMENT & PRODUCTS - 1.6%
Hasbro, Inc.                                        1,015,000       27,658,750

MEDIA - 2.1%
Live Nation, Inc. (a)<F2>                             868,500       19,454,400
The Walt Disney Company                               499,400       17,114,438
                                                                --------------
                                                                    36,568,838
                                                                --------------

METALS & MINING - 0.8%
Cleveland-Cliffs Inc.                                 266,300       12,899,572

MULTILINE RETAIL - 2.0%
Federated Department Stores, Inc.                     787,000       30,008,310
J. C. Penney Company, Inc.                             58,500        4,525,560
                                                                --------------
                                                                    34,533,870
                                                                --------------

OFFICE ELECTRONICS - 1.6%
Xerox Corporation (a)<F2>                           1,665,100       28,223,445

OIL & GAS - 5.1%
Chesapeake Energy Corporation                         739,900       21,494,095
The Williams Companies, Inc.                        1,830,600       47,815,272
XTO Energy, Inc.                                      383,100       18,024,855
                                                                --------------
                                                                    87,334,222
                                                                --------------

PAPER & FOREST PRODUCTS - 1.5%
Neenah Paper, Inc. (b)<F3>                            748,600       26,440,552

PERSONAL PRODUCTS - 1.3%
Playtex Products, Inc. (a)<F2>                      1,532,200       22,048,358

REAL ESTATE INVESTMENT TRUSTS - 0.0%
Friedman, Billings, Ramsey Group, Inc. - Class A       90,500          724,000

RESTAURANTS - 5.9%
Burger King Holdings Inc. (a)<F2>                   1,165,600       24,594,160
The Cheesecake Factory Incorporated (a)<F2>           936,600       23,040,360
CKE Restaurants, Inc.                               1,025,000       18,860,000
McDonald's Corporation                                781,350       34,637,245
                                                                --------------
                                                                   101,131,765
                                                                --------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.4%
Atmel Corporation (a)<F2>                           4,260,800       25,777,840
Entegris Inc. (a)<F2>                               2,211,900       23,932,758
Sigma Designs, Inc. (a)<F2>                           372,400        9,477,580
                                                                --------------
                                                                    59,188,178
                                                                --------------

SPECIALTY RETAIL - 10.0%
Claire's Stores, Inc.                                 110,000        3,645,400
The Finish Line, Inc. - Class A                     1,500,700       21,429,996
Foot Locker, Inc.                                   1,027,200       22,526,496
The Gap, Inc.                                       1,393,400       27,171,300
Jo-Ann Stores, Inc. (a)<F2> (b)<F3>                 1,089,400       26,799,240
Lowe's Companies, Inc.                                502,900       15,665,335
RadioShack Corporation                              2,164,600       36,321,988
Ross Stores, Inc.                                     639,000       18,722,700
                                                                --------------
                                                                   172,282,455
                                                                --------------

TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Carter's, Inc. (a)<F2>                                518,700       13,226,850
Jones Apparel Group, Inc.                             645,400       21,575,722
Quiksilver, Inc. (a)<F2>                               95,000        1,496,250
                                                                --------------
                                                                    36,298,822
                                                                --------------
TOTAL COMMON STOCKS (COST $1,207,633,553)                        1,520,384,834
                                                                --------------

SHORT-TERM INVESTMENTS - 11.9%
MUTUAL FUNDS - 0.1%
First American Prime Obligations Fund               2,154,349        2,154,349

                                               PRINCIPAL AMOUNT
                                               ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.8%
Federal Home Loan Bank:
  4.94%, due 01/16/2007                           $23,256,000       23,208,131
  4.98%, due 01/05/2007                            22,915,000       22,902,320
  5.00%, due 01/02/2007 to 01/11/2007              89,204,000       89,119,361
  5.02%, due 01/03/2007 to 01/18/2007              47,227,000       47,165,185
  5.03%, due 01/04/2007                            20,000,000       19,991,617
                                                                --------------
                                                                   202,386,614
                                                                --------------
TOTAL SHORT TERM INVESTMENTS (COST $204,540,963)                   204,540,963
                                                                --------------

TOTAL INVESTMENTS - 100.0%
(Cost $1,412,174,516)                                            1,724,925,797
                                                                --------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%)                        (118,543)
                                                                --------------
TOTAL NET ASSETS - 100.0%                                       $1,724,807,254
                                                                --------------
                                                                --------------

(a)<F2>   Non-income producing security.
(b)<F3> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 8.
(c)<F4>   Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (Unaudited)

ASSETS:
INVESTMENTS, AT VALUE:
  INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
  (cost $1,350,090,434)                                         $1,648,314,475
  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS
  (cost $62,084,082) (SEE NOTE 8)                                   76,611,322
                                                                --------------
TOTAL INVESTMENTS (cost $1,412,174,516)                          1,724,925,797
                                                                --------------
CASH                                                                   214,535
RECEIVABLE FOR SECURITIES SOLD                                      13,543,057
RECEIVABLE FOR CAPITAL SHARES SOLD                                     580,208
DIVIDENDS AND INTEREST RECEIVABLE                                    1,060,724
OTHER ASSETS                                                            86,911
                                                                --------------
TOTAL ASSETS                                                     1,740,411,232
                                                                --------------

LIABILITIES:
PAYABLE FOR SECURITIES PURCHASED                                     8,238,837
PAYABLE FOR CAPITAL SHARES REDEEMED                                  1,300,377
DISTRIBUTION EXPENSE PAYABLE                                         3,749,285
PAYABLE TO INVESTMENT MANAGER (SEE NOTE 5)                           1,460,849
ACCRUED EXPENSES AND OTHER LIABILITIES                                 854,630
                                                                --------------
TOTAL LIABILITIES                                                   15,603,978
                                                                --------------
NET ASSETS                                                      $1,724,807,254
                                                                --------------
                                                                --------------

NET ASSETS CONSIST OF:
CAPITAL STOCK                                                   $1,368,680,485
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS SOLD                   43,375,488
NET UNREALIZED APPRECIATION ON INVESTMENTS                         312,751,281
                                                                --------------
TOTAL NET ASSETS                                                $1,724,807,254
                                                                --------------
                                                                --------------

The accompanying notes are an integral part of these financial statements.

CLASS C:
NET ASSETS                                                      $1,435,009,513
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, $0.001 PAR VALUE)         82,438,164
NET ASSET VALUE, OFFERING AND REDEMPTION
  (MAY BE SUBJECT TO CONTINGENT DEFERRED
  SALES CHARGE) PRICE PER SHARE                                         $17.41

ADVISER CLASS:
NET ASSETS                                                        $289,797,741
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, $0.001 PAR VALUE)         15,535,646
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $18.65

The accompanying notes are an integral part of these financial statements.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
                            STATEMENT OF OPERATIONS

                                                      FOR THE SIX MONTHS ENDED
                                                             DECEMBER 31, 2006
                                                                   (UNAUDITED)
                                                      ------------------------
INVESTMENT INCOME:
DIVIDEND INCOME:
  DIVIDEND INCOME FROM SECURITIES OF UNAFFILIATED ISSUERS           $8,637,426
  DIVIDEND INCOME FROM SECURITIES
    OF AFFILIATED ISSUERS (SEE NOTE 8)                                 397,610
INTEREST INCOME                                                      5,779,201
                                                                  ------------
     TOTAL INVESTMENT INCOME                                        14,814,237
                                                                  ------------

EXPENSES:
INVESTMENT MANAGEMENT FEE (SEE NOTE 5)                               8,341,238
DISTRIBUTION EXPENSE - CLASS C (SEE NOTE 6)                          6,933,395
DISTRIBUTION EXPENSE - ADVISER CLASS (SEE NOTE 6)                      351,961
SHAREHOLDER SERVICING AND ACCOUNTING COSTS                             832,099
ADMINISTRATION FEE                                                     412,661
PROFESSIONAL FEES                                                      119,640
REPORTS TO SHAREHOLDERS                                                 78,003
CUSTODY FEES                                                            63,484
FEDERAL AND STATE REGISTRATION                                          60,294
TRUSTEES' FEES AND EXPENSES                                             61,792
OTHER                                                                   35,750
                                                                  ------------
     TOTAL EXPENSES                                                 17,290,317
                                                                  ------------
     NET INVESTMENT LOSS                                            (2,476,080)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
REALIZED GAIN (LOSS) ON:
  INVESTMENTS OF UNAFFILIATED ISSUERS                              105,952,168
  INVESTMENTS OF AFFILIATED ISSUERS (SEE NOTE 8)                      (531,110)
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS      125,695,634
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    231,116,692
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $228,640,612
                                                                  ------------
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE
                                                                     SIX MONTHS ENDED                  FOR THE
                                                                    DECEMBER 31, 2006               YEAR ENDED
                                                                          (UNAUDITED)            JUNE 30, 2006
                                                                    -----------------            -------------
OPERATIONS:
NET INVESTMENT LOSS                                                       $(2,476,080)             $(9,875,476)
NET REALIZED GAIN (LOSS) ON:
  INVESTMENTS OF UNAFFILIATED ISSUERS                                     105,952,168              156,616,816
  INVESTMENTS OF AFFILIATED ISSUERS (SEE NOTE 8)                             (531,110)              (5,629,947)
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS             125,695,634              (45,029,884)
                                                                       --------------           --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      228,640,612               96,081,509
                                                                       --------------           --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                                (105,155,009)            (160,597,459)
                                                                       --------------           --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                                 (20,077,075)             (42,478,192)
                                                                       --------------           --------------

NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 7)                                        (15,157,609)            (143,424,227)
                                                                       --------------           --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    88,250,919             (250,418,369)

NET ASSETS:
BEGINNING OF PERIOD                                                     1,636,556,335            1,886,974,704
                                                                       --------------           --------------
END OF PERIOD                                                          $1,724,807,254           $1,636,556,335
                                                                       --------------           --------------
                                                                       --------------           --------------

The accompanying notes are an integral part of these financial statements.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
                              FINANCIAL HIGHLIGHTS

                                                              CLASS C

                                       For the       For the       For the       For the      For the       For the       For the
                                    Six Months          Year          Year        Period         Year          Year          Year
                                         Ended         Ended         Ended         Ended        Ended         Ended         Ended
                                      Dec. 31,      June 30,      June 30,      June 30,     Aug. 31,      Aug. 31,      Aug. 31,
                                          2006          2006          2005      2004 (4)         2003          2002          2001
                                   (Unaudited)                                     <F11>
                                   ----------       --------      --------      --------     --------      --------      --------
NET ASSET VALUE -
  BEGINNING OF PERIOD                   $16.37        $17.54        $17.40        $14.45       $12.34        $15.51        $16.77

INVESTMENT OPERATIONS:
NET INVESTMENT LOSS (1)<F8>              (0.03)        (0.12)        (0.18)        (0.13)       (0.14)        (0.18)        (0.12)
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS              2.44          0.94          0.60          3.08         2.25         (1.79)         1.68
                                        ------        ------        ------        ------       ------        ------        ------
TOTAL FROM
  INVESTMENT OPERATIONS                   2.41          0.82          0.42          2.95         2.11         (1.97)         1.56
                                        ------        ------        ------        ------       ------        ------        ------
DISTRIBUTIONS FROM
  NET REALIZED
  GAIN ON INVESTMENTS                    (1.37)        (1.99)        (0.28)           --           --         (1.20)        (2.82)
                                        ------        ------        ------        ------       ------        ------        ------
NET ASSET VALUE -
  END OF PERIOD                         $17.41        $16.37        $17.54        $17.40       $14.45        $12.34        $15.51
                                        ------        ------        ------        ------       ------        ------        ------
                                        ------        ------        ------        ------       ------        ------        ------

TOTAL RETURN++<F5>                       14.72%*        4.59%         2.43%        20.42%*      17.10%       (13.86)%       11.12%
                                              <F6>                                      <F6>
RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:
Expenses (2)<F9>                          2.20%**       2.19%         2.17%         2.16%**      2.23%         2.18%         2.18%
                                              <F7>                                      <F7>
Net investment loss                      (0.42)%**     (0.69)%       (1.03)%       (1.00)%**    (1.16)%       (1.21)%       (0.75)%
                                               <F7>                                      <F7>
Portfolio turnover rate (3)<F10>         32.28%        59.44%        68.46%        52.45%       79.55%        81.86%       106.56%
Net assets at end of
  period (000 omitted)              $1,435,010    $1,355,960    $1,473,175    $1,556,190   $1,194,726    $1,020,455      $684,738

  ++<F5> Total returns do not reflect any deferred sales charge for Class C Shares.
   *<F6>   Not annualized.
  **<F7>   Annualized.
 (1)<F8> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 (2)<F9> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended December 31, 2006, June 30, 2006, June 30, 2004 and August 31, 2001.
(3)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F11> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

   The accompanying notes are an integral part of these financial statements.

                         THE OLSTEIN ALL CAP VALUE FUND
                  (FORMERLY THE OLSTEIN FINANCIAL ALERT FUND)
                              FINANCIAL HIGHLIGHTS

                                                           ADVISER CLASS

                                       For the       For the       For the       For the      For the       For the       For the
                                    Six Months          Year          Year        Period         Year          Year          Year
                                         Ended         Ended         Ended         Ended        Ended         Ended         Ended
                                      Dec. 31,      June 30,      June 30,      June 30,     Aug. 31,      Aug. 31,      Aug. 31,
                                          2006          2006          2005      2004 (4)         2003          2002          2001
                                   (Unaudited)                                     <F17>
                                   -----------      --------      --------      --------     --------      --------      --------
NET ASSET VALUE -
  BEGINNING OF PERIOD                   $17.39        $18.38        $18.09        $14.93       $12.66        $15.77        $16.89

INVESTMENT OPERATIONS:
NET INVESTMENT
  INCOME (LOSS) (1)<F14>                  0.03          0.01         (0.05)        (0.03)       (0.05)        (0.07)        (0.04)
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS              2.60          0.99          0.62          3.19         2.32         (1.84)         1.74
                                        ------        ------        ------        ------       ------        ------        ------
TOTAL FROM
  INVESTMENT OPERATIONS                   2.63          1.00          0.57          3.16         2.27         (1.91)         1.70
                                        ------        ------        ------        ------       ------        ------        ------
DISTRIBUTIONS FROM
  NET REALIZED
  GAIN ON INVESTMENTS                    (1.37)        (1.99)        (0.28)           --           --         (1.20)        (2.82)
                                        ------        ------        ------        ------       ------        ------        ------
NET ASSET VALUE -
  END OF PERIOD                         $18.65        $17.39        $18.38        $18.09       $14.93        $12.66        $15.77
                                        ------        ------        ------        ------       ------        ------        ------
                                        ------        ------        ------        ------       ------        ------        ------

TOTAL RETURN                             15.12%++       5.40%         3.18%        21.17%++     17.93%       (13.21)%       11.99%
                                              <F12>                                     <F12>
RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:
Expenses (2)<F15>                         1.45%*        1.44%         1.42%         1.41%*       1.48%         1.43%         1.43%
                                              <F13>                                     <F13>
Net investment income (loss)              0.33%*        0.06%        (0.28)%       (0.25)%*     (0.41)%       (0.46)%       (0.22)%
                                              <F13>                                     <F13>
Portfolio turnover rate (3)<F16>         32.28%        59.44%        68.46%        52.45%       79.55%        81.86%       106.56%
Net assets at end of
  period (000 omitted)                $289,798      $280,596      $413,800      $451,620     $350,583      $356,839      $198,742

 ++<F12>   Not annualized.
  *<F13>   Annualized.
(1)<F14> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)<F15> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended December 31, 2006, June 30, 2006, June 30, 2004 and August 31, 2001.
(3)<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F17> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

   The accompanying notes are an integral part of these financial statements.

                             THE OLSTEIN STRATEGIC
                               OPPORTUNITIES FUND

        32          LETTER TO SHAREHOLDERS

        37          EXPENSE EXAMPLE

        39          SCHEDULE OF INVESTMENTS

        42          STATEMENT OF ASSETS
                    AND LIABILITIES

        44          STATEMENT OF OPERATIONS

        45          STATEMENT OF CHANGES
                    IN NET ASSETS

        46          FINANCIAL HIGHLIGHTS

                             THE OLSTEIN STRATEGIC
                               OPPORTUNITIES FUND
                             Letter to Shareholders

                            DEAR FELLOW SHAREHOLDER:

Welcome to the Olstein Strategic Opportunities Fund! Launched in November 2006, the Olstein Strategic Opportunities Fund seeks long-term capital appreciation by investing primarily in the undervalued stocks of small-to- mid-size companies that face unique strategic choices and challenges.

In addition to applying Olstein's forensic financial statement analysis and cash flow based valuation techniques, the Fund employs a distinctive approach -- opportunistically engaging as an activist investor in situations where we believe such an approach will add value to the investment process. The Fund's emphasis on small and mid-sized companies allows the Fund to make significant investments in such companies, which should increase the probability that management will act upon our strategic recommendations. Our primary objective when engaging as an activist investor is to persuade company management or Board of Directors to undertake the corrective actions we believe are necessary to increase shareholder value and ultimately close the gap between the company's stock price and our private market valuation. We firmly believe that in order to succeed with this approach, we must adhere to our value discipline and emphasize stock selection first and engage as an activist second.

                          WHAT IS ACTIVIST INVESTING -
                             A CATALYST FOR CHANGE

A review of activist investing as an investment strategy -- its objectives and methods -- may be the best way to highlight and differentiate our approach to shareholder activism. Activist investing is a unique form of value investing that targets companies that have stumbled or may have significantly underperformed their peer group or the overall market for a considerable period. Activist investors make substantial minority investments in the common stocks of such companies with the stated intent of influencing management to take the steps necessary to increase shareholder value. An activist identifies the causes and sources of a company's underperformance and recommends strategic alternatives including financial, operational or organizational changes that may provide a catalyst for increasing the value of the company's shares.

The activist's goal is to create a catalyst or trigger event that will increase shareholder value and result in stock price appreciation. There are two basic approaches that activist investors pursue. First, the activist can attempt to alter a company's strategic direction through changes in governance, management skill, capital allocation, asset deployment or sale/breakup of the company. Second, the activist can try to influence a company to use excess cash to increase dividends, engage in share buybacks or improve the balance sheet to achieve greater operating leverage.

                    OLSTEIN'S APPROACH TO ACTIVIST INVESTING

Our unique brand of value investing, which frequently focuses on companies suffering the effects of temporary problems, lends itself to becoming more involved with helping management of such companies address those problems. Management in small- to mid-sized companies is often required to make strategic choices when faced with unique challenges, usually as a result of their company's size and expectations for growth. Short-term market reactions to such situations may create the types of long-term investment opportunities the Fund actively seeks. The Olstein Strategic Opportunities Fund focuses on companies for which we have identified strategic alternatives that are being, or could be, implemented and that have significant potential to narrow the gap between the company's market price and our determination of private market value.

As an activist investor, we normally approach company management on a cooperative basis offering strategic advice, and other financial, strategic and governance tools designed to improve operating performance, remove impediments to realizing value, unlock a source of unrealized value or increase long-term shareholder returns. Some of the desired outcomes of our activist approach may include:

  1   Using free cash flow to directly benefit shareholders through:
      o   Share repurchases
      o   Dividends
      o   Debt paydown
      o   Strengthening the balance sheet

  2   Shift in the company's strategic direction:
      o   New Growth Strategy
      o   Stopping expansion with expected low return on investment
      o   A new or changed senior management team
      o Focus on cash flow through cost reduction and/or improved internal controls

  3   Unlocking unrealized value through:
      o   Merger or sale of an unrelated division (or the entire company)
      o   Liquidation of non-core or underperforming non-productive assets
      o   Removal of a "poison pill" or other impediment to realizing value

We believe that the ability to establish material positions in the equities of small to mid-size companies increases the probability that management will respond favorably to our recommendations. We also believe, based upon our past experiences as an activist investor, that our analytical process, rooted in a thorough forensic analysis of a company's public financial statements, reveals the success or failure of a company's strategy; the sustainability of its performance; and the nature and extent of the company's problems. More importantly, we believe that our process of "looking behind the numbers" in financial statements to determine how a company's operations generate free cash flow, not only provides a reliable measure of a company's true financial health but also points toward viable strategies for improving performance or return on invested capital.

                         TARGETING ACTIVIST SITUATIONS

Clearly, our success depends upon our ability to analyze companies, specifically, understanding: how a company's operations generate sustainable free cash flow, the ongoing level of investment required to maintain or grow free cash flow, the impact of management decisions on future cash flow and the source of the company's competitive edge. Although the main reason we would target a company as a potential activist situation is that we believe the company's stock price is significantly below our calculation of private market value, we also look for other attributes, including:

  o   Companies that may be overcapitalized
  o Companies suffering the effects of bad strategic decisions but have strong brands or franchises
  o Companies with non-core, underutilized, underperforming or non-productive assets

From past experience as activist investors, we have identified company-specific attributes or financial characteristics that may also favor pursuit of an activist agenda:

  o   High cash balances
  o Reliable and steady cash flow combined with low returns on invested capital
  o   Questionable merger & acquisition activity
  o Unrelated businesses or divisions which may have more value as stand alone entities
  o   Extremely low valuation multiples
  o   Consistent earnings underperformance

Although a company may exhibit one or more of these characteristics and we may develop strong recommendations regarding specific problems, it is important to note that we must first consider the company's legal, capital and corporate governance structure before deciding if the company is a suitable target for an activist agenda. Most of the activist situations we have successfully worked through were opportunities created by management missteps that led to the destruction of value for shareholders -- the true owners of the company -- and were characterized by one or more of the attributes previously described.

During the first two months of Fund operations, we have been busy investing capital in what we believe are compelling situations that meet our investment criteria. Many of the stocks in the Fund's portfolio have terrific management teams, solid balance sheets and continue, or are on their way, to generating free cash flow and increasing shareholder value in line with our valuations. As guardians of your investments, we monitor all our portfolio investments closely. If we determine that the management of a particular company is not effectively addressing internal and external factors that affect company performance, we will not hesitate to engage that management as an activist investor. We look forward to our first full year of operations in 2007 and to reporting on our progress throughout the year.

Thanks for your confidence, support and trust. We are shareholders alongside you, and we are working diligently to achieve the Fund's investment objectives.

Sincerely,

/s/Eric R. Heyman                       /s/Robert A. Olstein

Eric R. Heyman                          Robert A. Olstein
Co-Portfolio Manager                    Co-Portfolio Manager

The Olstein Strategic Opportunities Class A returns for the one-month period ended 12/31/06 and since its inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% were - 3.72% and -2.17%, respectively. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value.

Not all funds mentioned may be available for sale through your firm.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund's website at www.olsteinfunds.com.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
              EXPENSE EXAMPLE AS OF DECEMBER 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

ACTUAL EXPENSES The following table provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period_ to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning         Ending         Expenses Paid
                            Account Value   Account Value   During Period*<F18>
                               11/1/06         12/31/06      11/1/06 - 12/31/06
                            -------------   -------------   -------------------
Actual
  Class A                     $1,000.00       $1,035.00            $2.72
  Class C                      1,000.00        1,037.00             4.00

Hypothetical (5% annual
  return before expenses)
  Class A                     $1,000.00       $1,005.68            $2.68
  Class C                      1,000.00        1,004.43             3.94

*<F18> Expenses are equal to the Fund's annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period since inception, multiplied by 61/365 (to reflect the period since the Fund's inception on 11/1/06).

         ALLOCATION OF PORTFOLIO ASSETS AS A PERCENTAGE OF INVESTMENTS
                               DECEMBER 31, 2006

                    Common Stocks                     84.00%
                    Short-Term Investments            16.00%

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
          SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006 (Unaudited)

                                                         SHARES          VALUE
                                                         ------          -----
COMMON STOCKS - 88.4%

BIOTECHNOLOGY - 2.5%
Invitrogen Corporation (a)<F19>                           1,800       $101,862

BUSINESS SERVICES - 2.7%
Hewitt Associates, Inc. - Class A (a)<F19>                4,200        108,150

CAPITAL MARKETS - 4.2%
Cowen Group, Inc. (a)<F19>                                2,700         57,105
Janus Capital Group Inc.                                  3,500         75,565
Waddell & Reed Financial, Inc. - Class A                  1,300         35,568
                                                                    ----------
                                                                       168,238
                                                                    ----------

CASINOS & GAMING - 5.8%
Boyd Gaming Corporation                                   4,100        185,771
Scientific Games Corporation - Class A (a)<F19>           1,500         45,345
                                                                    ----------
                                                                       231,116
                                                                    ----------

COMMUNICATIONS EQUIPMENT - 4.9%
3Com Corporation (a)<F19>                                20,900         85,899
CommScope, Inc. (a)<F19>                                  3,600        109,728
                                                                    ----------
                                                                       195,627
                                                                    ----------

COMPUTERS & PERIPHERALS - 2.3%
Adaptec, Inc. (a)<F19>                                   20,100         93,666

CONSTRUCTION & ENGINEERING - 2.3%
Quanta Services, Inc. (a)<F19>                            4,600         90,482

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Keithley Instruments, Inc.                                6,200         81,530

ENERGY EQUIPMENT & SERVICES - 2.1%
Newpark Resources, Inc. (a)<F19>                         11,400         82,194

FOOD & STAPLES RETAILING - 2.1%
Nash Finch Company                                        3,000         81,900

FOOD PRODUCTS - 1.1%
Del Monte Foods Company                                   3,900         43,017

HOUSEHOLD DURABLES - 2.0%
Blount International, Inc. (a)<F19>                         700          9,422
The Dixie Group, Inc. (a)<F19>                            5,600         70,784
                                                                    ----------
                                                                        80,206
                                                                    ----------

LEISURE EQUIPMENT & PRODUCTS - 2.3%
Hasbro, Inc.                                              3,400         92,650

MEDIA - 2.5%
Live Nation, Inc. (a)<F19>                                4,400         98,560

PAPER & FOREST PRODUCTS - 1.9%
Neenah Paper, Inc.                                        2,100         74,172

REAL ESTATE INVESTMENT TRUSTS - 1.7%
Friedman, Billings, Ramsey Group, Inc. - Class A          8,700         69,600

RESTAURANTS - 19.4%
Burger King Holdings Inc. (a)<F19>                        6,200        130,820
The Cheesecake Factory Incorporated (a)<F19>             11,700        287,820
CKE Restaurants, Inc.                                     5,100         93,840
Landry's Restaurants, Inc.                                1,000         30,090
Luby's, Inc. (a)<F19>                                    10,900        118,701
Nathan's Famous, Inc. (a)<F19>                            7,800        112,008
                                                                    ----------
                                                                       773,279
                                                                    ----------

ROAD & RAIL - 3.0%
Frozen Food Express Industries, Inc.                     14,100        121,260

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 5.8%
Atmel Corporation (a)<F19>                               26,500        160,325
Entegris Inc. (a)<F19>                                    6,700         72,494
                                                                    ----------
                                                                       232,819
                                                                    ----------

SPECIALTY RETAIL - 13.5%
Claire's Stores, Inc.                                       300          9,942
The Finish Line, Inc.- Class A                            2,800         39,984
Foot Locker, Inc.                                         3,800         83,334
Jo-Ann Stores, Inc. (a)<F19>                                600         14,760
RadioShack Corporation                                   16,800        281,904
Ross Stores, Inc.                                         3,700        108,410
                                                                    ----------
                                                                       538,334
                                                                    ----------

TEXTILES, APPAREL & LUXURY GOODS - 4.3%
Carter's, Inc. (a)<F19>                                   6,700        170,850
                                                                    ----------

TOTAL COMMON STOCKS (COST $3,485,840)                                3,529,512
                                                                    ----------

SHORT-TERM INVESTMENTS - 16.8%

MUTUAL FUND - 16.8%
First American Prime Obligations Fund                   671,834        671,834
                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS (COST $671,834)                           671,834
                                                                    ----------

TOTAL INVESTMENTS - 105.2%
(Cost $4,157,674)                                                    4,201,346
                                                                    ----------
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2)%                        (207,301)
                                                                    ----------
TOTAL NET ASSETS - 100.0%                                           $3,994,045
                                                                    ----------
                                                                    ----------

(a)<F19>  Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (Unaudited)

ASSETS:
INVESTMENTS, AT VALUE (cost $4,157,674)                             $4,201,346
RECEIVABLE FOR CAPITAL SHARES SOLD                                      20,226
DIVIDENDS AND INTEREST RECEIVABLE                                        4,099
OTHER ASSETS                                                            26,567
                                                                    ----------
TOTAL ASSETS                                                         4,252,238
                                                                    ----------

LIABILITIES:
PAYABLE FOR SECURITIES PURCHASED                                       214,096
DISTRIBUTION EXPENSE PAYABLE                                             1,342
PAYABLE TO INVESTMENT MANAGER (SEE NOTE 5)                              19,413
ACCRUED EXPENSES AND OTHER LIABILITIES                                  23,342
                                                                    ----------
TOTAL LIABILITIES                                                      258,193
                                                                    ----------
NET ASSETS                                                          $3,994,045
                                                                    ----------
                                                                    ----------
NET ASSETS CONSIST OF:
CAPITAL STOCK                                                       $3,947,972
UNDISTRIBUTED NET INVESTMENT INCOME                                      1,915
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS SOLD                          486
NET UNREALIZED APPRECIATION ON INVESTMENTS                              43,672
                                                                    ----------
TOTAL NET ASSETS                                                    $3,994,045
                                                                    ----------
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

CLASS A:
NET ASSETS                                                          $2,742,084
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, $0.001 PAR VALUE)            264,824
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                          $10.35
MAXIMUM OFFERING PRICE PER SHARE                                        $10.95

CLASS C:
NET ASSETS                                                          $1,251,961
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, $0.001 PAR VALUE)            120,769
NET ASSET VALUE, OFFERING AND REDEMPTION
  (MAY BE SUBJECT TO CONTINGENT DEFERRED
    SALES CHARGE) PRICE PER SHARE                                       $10.37

The accompanying notes are an integral part of these financial statements.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
                            STATEMENT OF OPERATIONS

                                                          NOV. 1, 2006(1)<F20>
                                                         THROUGH DEC. 31, 2006
                                                                   (UNAUDITED)
                                                         ---------------------
INVESTMENT INCOME:
DIVIDEND INCOME                                                         $1,722
INTEREST INCOME                                                          6,384
                                                                       -------
     TOTAL INVESTMENT INCOME                                             8,106
                                                                       -------

EXPENSES:
INVESTMENT MANAGEMENT FEE (SEE NOTE 5)                                   3,592
DISTRIBUTION EXPENSE - CLASS A (SEE NOTE 6)                                750
DISTRIBUTION EXPENSE - CLASS C (SEE NOTE 6)                                592
SHAREHOLDER SERVICING AND ACCOUNTING COSTS                               8,296
ADMINISTRATION FEE                                                       3,355
PROFESSIONAL FEES                                                        9,636
REPORTS TO SHAREHOLDERS                                                    233
CUSTODY FEES                                                             1,525
FEDERAL AND STATE REGISTRATION                                           5,385
TRUSTEES' FEES AND EXPENSES                                                172
OTHER                                                                       76
                                                                       -------
     TOTAL EXPENSES                                                     33,612
     EXPENSE REIMBURSEMENT BY ADVISOR                                  (27,421)
                                                                       -------
     NET EXPENSES                                                        6,191
                                                                       -------
     NET INVESTMENT INCOME                                               1,915
                                                                       -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
REALIZED GAIN ON INVESTMENTS                                               486
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS           43,672
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         44,158
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $46,073
                                                                       -------
                                                                       -------

(1)<F20>  Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          NOV. 1, 2006(1)<F21>
                                                                       THROUGH
                                                                 DEC. 31, 2006
                                                                   (UNAUDITED)
                                                          --------------------
OPERATIONS:
NET INVESTMENT INCOME                                                   $1,915
NET REALIZED GAIN ON INVESTMENTS                                           486
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS           43,672
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    46,073
                                                                    ----------

NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 7)                                   3,947,972
                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                         3,994,045

NET ASSETS:
BEGINNING OF PERIOD                                                         --
                                                                    ----------
END OF PERIOD (INCLUDING UNDISTRIBUTED
  NET INVESTMENT INCOME OF $1,915)                                  $3,994,045
                                                                    ----------
                                                                    ----------

(1)<F21>  Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
                              FINANCIAL HIGHLIGHTS

                                    CLASS A
                                                  Nov. 1, 2006(1)<F25>
                                                               through
                                                         Dec. 31, 2006
                                                           (Unaudited)
                                                  --------------------
NET ASSET VALUE - BEGINNING OF PERIOD                           $10.00

INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                                             0.01
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   0.34
                                                                ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.35
                                                                ------
NET ASSET VALUE - END OF PERIOD                                 $10.35
                                                                ------
                                                                ------

TOTAL RETURN++<F22>                                               3.50%*<F23>
RATIOS (TO AVERAGE NET ASSETS)/
Supplemental Data:
Ratio of expenses:
   Before expense waiver and/or reimbursement                     9.25%**<F24>
   After expense waiver and/or reimbursement                      1.60%**<F24>
Ratio of net investment income (loss):
   Before expense waiver and/or reimbursement                    (6.99)%**<F24>
   After expense waiver and/or reimbursement                      0.66%**<F24>
Portfolio turnover rate (2)<F26>                                  0.09%
Net assets at end of period (000 omitted)                       $2,742

 ++<F22>   Total return does not reflect any sales charge for Class A shares.
  *<F23>   Not annualized.
 **<F24>   Annualized.
(1)<F25>   Commencement of operations.
(2)<F26> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
                              FINANCIAL HIGHLIGHTS

                                    CLASS C
                                                  Nov. 1, 2006(1)<F30>
                                                               through
                                                         Dec. 31, 2006
                                                           (Unaudited)
                                                  --------------------
NET ASSET VALUE - BEGINNING OF PERIOD                           $10.00

INVESTMENT OPERATIONS:
NET INVESTMENT LOSS                                              (0.00)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   0.37
                                                                ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.37
                                                                ------
NET ASSET VALUE - END OF PERIOD                                 $10.37
                                                                ------
                                                                ------

TOTAL RETURN++<F27>                                               3.70%*<F28>
RATIOS (TO AVERAGE NET ASSETS)/
Supplemental Data:
Ratio of expenses:
   Before expense waiver and/or reimbursement                    10.00%**<F29>
   After expense waiver and/or reimbursement                      2.35%**<F29>
Ratio of net investment loss:
   Before expense waiver and/or reimbursement                    (7.74)%**<F29>
   After expense waiver and/or reimbursement                     (0.09)%**<F29>
Portfolio turnover rate (2)<F31>                                  0.09%
Net assets at end of period (000 omitted)                       $1,252

 ++<F27> Total return does not reflect any deferred sales charge for Class C Shares.
  *<F28>   Not annualized.
 **<F29>   Annualized.
(1)<F30>   Commencement of operations.
(2)<F31> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                               THE OLSTEIN FUNDS
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1 DESCRIPTION OF THE FUND The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Trust consists of two series of shares, the Olstein All Cap Value Fund ("All Cap Value Fund", formerly the Olstein Financial Alert Fund) and the Olstein Strategic Opportunities Fund ("Strategic Fund"). The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company. The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income. The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

     The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the All Cap Value Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

     The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares. The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund's prospectus. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2 SIGNIFICANT ACCOUNTING POLICIES The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Funds' securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security is valued at the mean between the closing bid and ask price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds' Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. ("Olstein" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Funds intend to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared and paid annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund's relative net assets. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

     Short Sales. Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security. The All Cap Value Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The All Cap Value Fund limits the value of short positions to 25% of its total assets. At December 31, 2006, the All Cap Value Fund had no short positions outstanding. The Strategic Fund does not invest in short sales.

3 PURCHASES AND SALES OF INVESTMENT SECURITIES During the six months ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $464,528,259 and $579,134,525, respectively for the All Cap Value Fund. During the period November 1, 2006 through December 31, 2006, purchases and sales for the Strategic Fund were $3,486,891 and $1,538, respectively. The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4 TAX INFORMATION At June 30, 2006, the components of accumulated earnings on a tax basis were as follows for the All Cap Value Fund:

     Cost of Investments                                       $1,395,480,425
                                                               --------------
                                                               --------------
     Gross unrealized appreciation                               $250,112,590
     Gross unrealized depreciation                                (75,635,787)
                                                               --------------
     Net unrealized appreciation                                 $174,476,803
                                                               --------------
                                                               --------------
     Undistributed ordinary income                                 $6,464,589
     Undistributed long-term capital gain                          71,776,849
                                                               --------------
     Total distributable earnings                                 $78,241,438
                                                               --------------
                                                               --------------
     Other accumulated losses                                              --
     Total accumulated earnings                                  $252,718,241
                                                               --------------
                                                               --------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     The tax components of dividends paid by the All Cap Value Fund during the six months ended December 31, 2006 and year ended June 30, 2006 were as follows:

                                    December 31, 2006         June 30, 2006
                                    -----------------         -------------
     Ordinary Income                     $8,045,626             $22,961,387
     Long-Term Capital Gains           $117,186,458            $180,114,264

     The Strategic Fund has not paid any dividends since its inception on November 1, 2006.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

5 INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS The Funds employ Olstein as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund's average daily net assets. For the six months ended December 31, 2006, the All Cap Value Fund incurred investment management fees of $8,341,238, with $1,460,849 payable to the Investment Manager as of December 31, 2006. For the period November 1, 2006 through December 31, 2006, the Strategic Fund incurred management fees of $3,592. The $19,413 payable to the Investment Manager as of December 31, 2006 from the Strategic Fund represents management fees incurred and other expenses reimbursed by the Investment Manager, which the Investment Manager may be reimbursed for at a later date. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees. The Investment Manager may seek reimbursement of its waived fees and expenses borne for a three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6 SHAREHOLDER SERVICING AND DISTRIBUTION PLANS Olstein (the "Distributor") has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares. The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund's shares and for shareholder servicing. The total amount which the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended December 31, 2006, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $6,933,395 for Class C and $351,961 for Adviser Class Shares. The total amount which the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund's average daily net assets of Class A and Class C shares. For the period November 1, 2006 through December 31, 2006, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $750 for Class A and $592 for Class C shares.

     During the six months ended December 31, 2006, the All Cap Value Fund paid total brokerage commissions of $115,122 to affiliated broker-dealers in connection with purchases and sales of investment securities. During the period November 1, 2006 through December 31, 2006, the Strategic Fund paid total brokerage commissions of $351 to affiliated broker-dealers in connection with purchases and sales of investment securities.

7 FUND SHARES At December 31, 2006, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Funds:

ALL CAP VALUE FUND*<F32>

                                               Six Months Ended                           Year Ended
                                              December 31, 2006                         June 30, 2006
                                          --------------------------              --------------------------
                                                   CLASS C                                 CLASS C
                                          SHARES              AMOUNT              SHARES              AMOUNT
                                          ------              ------              ------              ------
Shares sold                              1,356,296         $23,394,427           5,224,319         $90,698,849
Shares issued to shareholders in
  reinvestment of distributions          5,685,747          98,704,564           9,189,908         152,001,071
Shares redeemed                         (7,439,111)       (127,265,439)        (15,584,529)       (270,144,716)
                                        ----------        ------------         -----------        ------------
NET DECREASE                              (397,068)        $(5,166,448)         (1,170,302)       $(27,444,796)
                                        ----------        ------------         -----------        ------------
                                        ----------        ------------         -----------        ------------

Shares Outstanding:
Beginning of period                     82,835,232                              84,005,534
                                        ----------                             -----------
END OF PERIOD                           82,438,164                              82,835,232
                                        ----------                             -----------
                                        ----------                             -----------

                                               Six Months Ended                           Year Ended
                                              December 31, 2006                         June 30, 2006
                                          --------------------------              --------------------------
                                                ADVISER CLASS                           ADVISER CLASS
                                          SHARES              AMOUNT              SHARES              AMOUNT
                                          ------              ------              ------              ------
Shares sold                                739,110         $13,703,323           3,075,797         $56,816,534
Shares issued to shareholders in
  reinvestment of distributions          1,036,953          19,287,330           2,351,866          41,157,654
Shares redeemed                         (2,374,766)        (42,981,814)        (11,804,890)       (213,953,619)
                                        ----------         -----------         -----------       -------------
NET DECREASE                              (598,703)        $(9,991,161)         (6,377,227)      $(115,979,431)
                                        ----------         -----------         -----------       -------------
                                        ----------         -----------         -----------       -------------

Shares Outstanding:
Beginning of period                     16,134,349                              22,511,576
                                        ----------                             -----------
End of period                           15,535,646                              16,134,349
                                        ----------                             -----------
                                        ----------                             -----------
TOTAL NET DECREASE                                        $(15,157,609)                          $(143,424,227)
                                                          ------------                           -------------
                                                          ------------                           -------------

*<F32>    Formerly Financial Alert Fund.

STRATEGIC OPPORTUNITIES FUND

                                        November 1, 2006(1)<F33> through
                                               December 31, 2006
                                        --------------------------------
                                                    CLASS A
                                           SHARES             AMOUNT
                                           ------             ------
Shares sold                                264,826          $2,699,794
Shares redeemed                                 (2)                (20)
                                           -------          ----------
NET INCREASE                               264,824          $2,699,774
                                           -------          ----------
                                           -------          ----------

Shares Outstanding:
Beginning of period                             --
                                           -------
END OF PERIOD                              264,824
                                           -------
                                           -------

                                        November 1, 2006(1)<F33> through
                                               December 31, 2006
                                        --------------------------------
                                                    CLASS C
                                           SHARES             AMOUNT
                                           ------             ------
Shares sold                                120,771          $1,248,219
Shares redeemed                                 (2)                (21)
                                           -------          ----------
NET INCREASE                               120,769          $1,248,198
                                           -------          ----------
                                           -------          ----------

Shares Outstanding:
Beginning of period                             --
                                           -------
End of period                              120,769
                                           -------
TOTAL NET INCREASE                                          $3,947,972
                                                            ----------
                                                            ----------

(1)<F33>  Commencement of operations.

8 OTHER AFFILIATES*<F34> Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund's portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of December 31, 2006 amounted to $76,611,322 representing 4.44% of net assets. Transactions during the six months ended December 31, 2006 in which the issuer was an "affiliated person" were as follows:

                       Finish Line         Jo-Ann             Nash            Neenah            Universal
                       Inc.**<F35>      Stores, Inc.       Finch Co.        Paper, Inc.  Electronics Inc.**<F35>    Total
                       -----------      ------------       ---------        -----------  -----------------------    -----
JUNE 30, 2006
  Balance
  Shares                         --        1,894,900                --          891,800           985,900         3,772,600
  Cost                           --      $38,582,790                --      $27,102,299       $14,556,163       $80,241,252

GROSS ADDITIONS
  Shares                    202,250               --           186,850               --                --           389,100
  Cost                   $2,152,369               --        $4,932,536               --                --        $7,084,905

GROSS DEDUCTIONS
  Shares                    202,250          805,500                --          143,200           296,750         1,447,700
  Cost                   $2,674,628      $18,474,675                --       $4,698,194        $4,816,162       $30,663,659

DECEMBER 31, 2006
  Balance
  Shares                         --        1,089,400           856,100          748,600                --         2,694,100
  Cost                           --      $20,108,115       $19,571,862      $22,404,105                --       $62,084,082
                         ----------      -----------       -----------      -----------        ----------       -----------
REALIZED GAIN (LOSS)      $(752,098)        (431,155)               --           53,435           598,708         $(531,110)
                         ----------      -----------       -----------      -----------        ----------       -----------
                         ----------      -----------       -----------      -----------        ----------       -----------
INVESTMENT INCOME           $55,210               --                --          342,400                --          $397,610

 *<F34> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F35> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the six months ended December 31, 2006, but not at December 31, 2006.

          Note: Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock's outstanding securities).

9 LINE OF CREDIT The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the six months ended December 31, 2006, the Fund did not draw upon the line of credit.

10 INDEMNIFICATIONS Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

                               THE OLSTEIN FUNDS
                             Additional Information

                                  PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager. A description of the Funds' proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113. A description is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at HTTP://WWW.SEC.GOV.

The Investment Manager's proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at HTTP://WWW.SEC.GOV.

                               PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports. The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Form N-Q is available, without charge, upon request on the SEC's website at http://www.sec.gov. Copies of Form N-Q can also be obtained by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfosec.gov.

                   APPROVAL OF INVESTMENT ADVISORY CONTRACTS

THE OLSTEIN ALL CAP VALUE FUND: At a meeting held on September 7, 2006, the Board of Trustees of The Olstein Funds renewed, for an additional year, the Investment Management Agreement under which Olstein Capital Management, L.P. ("Olstein Capital") manages the Olstein All Cap Value Fund.The renewal was approved by the full Board, as well as by the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the Management Agreement or interested persons of any such party ("Independent Trustees"). The Independent Trustees conducted executive sessions prior to the September meeting at which they reviewed and discussed materials and information provided by Olstein Capital at their request and discussed their responsibilities in connection with the proposed renewal. Throughout the process, the Independent Trustees were represented by independent legal counsel, who advised the Independent Trustees regarding their responsibilities and specific factors that they should consider in connection with considering the proposed renewal.

As part of the process of evaluating the proposed Investment Management Agreement renewal, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal. Such information included reports on the Fund's investment performance, fees and expenses and portfolio composition, along with related information about the scope and quality of services provided by Olstein Capital and periodic reports relating to portfolio management and compliance with the Fund's investment policies and restrictions. The information specifically requested by the Board in connection with the proposed renewal included special reports comparing the Fund's investment performance with relevant benchmark indices and with that of other comparable mutual funds, and compared the Fund's management fee and overall expense levels with those of other comparable mutual funds.

With respect to the nature, extent and quality of the services provided by Olstein Capital to the All Cap Value Fund, the Independent Trustees considered the benefits to the Fund and its shareholders of access to Olstein Capital's proprietary investment philosophy and approach, the experience and qualifications of Robert Olstein and the Olstein Capital investment personnel and the firm's general capabilities as an investment manager. The Trustees considered the fact that the Fund was created for the specific purpose of providing investors with an opportunity to have their assets managed by Olstein Capital's proprietary investment philosophy and approach as developed by Robert Olstein. The Independent Trustees also reviewed the Fund's comparative performance data, including the performance compared to the Fund's index benchmarks (S&P 500 Index and Russell 3000 Index), as well as the performance compared to that of other mutual funds in the same Lipper or Morningstar peer groups. Despite recent short-term underperformance, the Independent Trustees concluded that the Fund's longer-term performance record supported the renewal of the agreement.

The Independent Trustees also considered Olstein Capital's compliance and administrative capabilities, its role in overseeing the Fund's other service providers and its overall commitment to the Fund and its shareholders. The Independent Trustees reviewed Olstein Capital's audited financial statements and were satisfied with Olstein Capital's financial strength and with the profits realized by Olstein Capital from its relationship with the Fund. The Board anticipated that the Fund has the potential to continue to attract assets due to Olstein Capital's reputation and name recognition. Overall, the Board concluded that the nature, extent and quality of the services provided by Olstein Capital to the Fund were very good, that the Fund likely would continue to benefit from its relationship with Olstein Capital and that these factors supported the Board's decision to renew the Investment Management Agreement for another year.

The Independent Trustees also compared the Fund's management fee and overall expense levels with those of other mutual funds within the same peer group, all as compiled from data provided by an independent third party. The Fund's fees and expenses have traditionally been, and continue to be, higher than those of most of the Fund's peers. Nonetheless, the Independent Trustees believed that the quality of services provided by Olstein Capital, together with the Fund's ten year performance record, justified such fee levels.

In addition, the Independent Trustees obtained and analyzed information about the fees charged by Olstein Capital as sub-advisor to one other fund for which Olstein Capital serves in such capacity for the purpose of evaluating the reasonableness of the fee proposed to be charged under the renewed Investment Management Agreement. Based on the fees charged and other information provided, the Independent Trustees thought that, although the proposed fee to be charged to the Fund was higher than that charged to many other comparable funds, it was reasonable.

The Independent Trustees also compared the Fund's management fee with fee schedules for peer group funds for the purpose of evaluating whether breakpoints should be included in the fee schedule. Olstein Capital provided data regarding its profitability in managing the Fund, which the Trustees evaluated with a view toward determining whether Olstein Capital was experiencing economies of scale which could be shared with investors through fee breakpoints at specified asset levels. After reviewing the expense and profitability information, the Board accepted Olstein Capital's view that economies of scale did not currently exist to warrant breakpoints in the management fee due to the costs of attracting and retaining experienced professional staff, increased compliance and administrative costs and the lack of scale as compared to a larger, multi-fund group. The Independent Trustees were satisfied with the fee level but indicated that management fee breakpoints continue to be of interest to them and that they would expect to see management fee breakpoints implemented as economies of scale are realized by Olstein Capital.

The Independent Trustees also reviewed and considered benefits that Olstein Capital enjoyed as a result of its position as the Fund's investment manager, including the use of soft dollars generated by the Fund to obtain research and brokerage services, as well as profits derived from its position as Fund distributor. Third party soft dollar commissions were less than 1% of total commissions paid during the fiscal year and Olstein Capital's distribution activities were viewed as benefiting the Fund. Based on the foregoing, the Board determined that these factors supported the renewal.

Finally, the Independent Trustees considered the anticipated benefits of a continuing relationship between the Fund and Olstein Capital, including the quality of fund administration services provided (directly or indirectly) to the Fund, the quality of regulatory compliance services provided to the Fund and Olstein Capital's choice and use of brokers to effect trades for the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including all of the Independent Trustees, unanimously concluded that the renewal of the Fund's Investment Management Agreement was in the best interests of the Fund and its shareholders.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND: At a meeting held on February 23, 2006, the Board of Trustees of The Olstein Funds approved a new Investment Management Agreement under which Olstein Capital Management, L.P. ("Olstein Capital") serves as the investment manager of a newly created fund called the Olstein Strategic Opportunities Fund. The initial term of the agreement is two years.

The agreement was approved by the full Board, as well as by the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the Investment Management Agreement or interested persons of any such party ("Independent Trustees"). The Independent Trustees considered the proposed new Fund and related Investment Management Agreement and other organizational actions over the course of more than one Board meeting, and in executive sessions associated with such meetings. Throughout the process, the Independent Trustees were represented by independent legal counsel, who advised the Independent Trustees regarding their responsibilities and specific factors that they should consider in connection with the proposed approval of the agreement.

In evaluating the nature, extent and quality of the services to be provided by Olstein Capital to the new Fund, the Trustees requested and considered information regarding the investment strategy and policies of the new Fund, the scope and quality of services to be provided by Olstein Capital and the investment personnel designated to manage the Fund's portfolio. The Trustees considered Olstein Capital's proprietary investment philosophy and approach, Mr. Robert Olstein's reputation, qualifications and experience, Olstein Capital's capabilities as an investment manager, the overall long-term investment performance experience with the All Cap Value Fund, Olstein Capital's ability to attract and maintain investors and overall commitment to the existing Fund and its investors. The Board also considered Olstein Capital's financial condition. The Board concluded that the nature, extent and quality of the services to be provided by Olstein Capital to the Strategic Opportunities Fund were expected to be very good and of a quality consistent with the services that Olstein Capital has performed over the years for the All Cap Value Fund. The Trustees also concluded that the Strategic Opportunities Fund would likely benefit from its relationship with Olstein Capital and that these factors supported the Board's decision to approve the Investment Management Agreement for the Strategic Opportunities Fund.

As part of their evaluation of the proposed Investment Management Agreement for the new Fund, the Trustees requested special reports comparing the Fund's proposed management fee structure and overall expense levels with those of other comparable mutual funds, each supplied by a third-party provider. The Board considered any fall-out benefits that Olstein Capital could be expected to receive in connection with its relationship with the Strategic Opportunities Fund and noted that, at least initially, any potential benefits were expected to be minimal. The Trustees also considered that Olstein Capital was not expected to benefit immediately from economies of scale with the launch of a new Fund and considered Olstein Capital's willingness to initially subsidize expenses of the Strategic Opportunities Fund as a positive factor.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including all of the Independent Trustees, unanimously concluded that the approval of the Strategic Opportunities Fund's Investment Management Agreement was in the best interests of the Fund and its future shareholders.

THE OLSTEIN
ALL CAP VALUE FUND
formerly named
The Olstein Financial Alert Fund

THE OLSTEIN
STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

TRUSTEES
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

INVESTMENT MANAGER
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

DISTRIBUTOR
Olstein Capital Management, L.P.

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

TOLL FREE TELEPHONE
800.799.2113
www.olsteinfunds.com

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Olstein Funds
                   ---------------------------------------

     By (Signature and Title) /s/ Robert A. Olstein
                              ----------------------------
                              Robert A. Olstein, President

     Date     March 9, 2007
           -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert A. Olstein
                              ----------------------------
                              Robert A. Olstein, President

     Date     March 9, 2007
           -----------------------------------------------

     By (Signature and Title) /s/ Michael Luper
                              ----------------------------
                              Michael Luper, Treasurer

     Date     March 9, 2007
           -----------------------------------------------